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                                                                   EXHIBIT 10.56

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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                                        Chapter 11
 In re:                         :
                                        Case No. 01-16345 (BRL)
 LODGIAN, INC., et al.,         :
                                        Jointly Administered
                  Debtors.      :

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              POST CONFIRMATION ORDER AND NOTICE FOR JOINT PLAN OF
     REORGANIZATION OF IMPAC HOTELS II, L.L.C. AND IMPAC HOTELS III, L.L.C.,
          TOGETHER WITH THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

         WHEREAS, an order confirming the Joint Plan Of Reorganization Of Impac Hotels II, L.L.C. and Impac Hotels III, L.L.C. (collectively, the "Impac Debtors"),1 Together With The Official Committee Of Unsecured Creditors (the "Committee") Under Chapter 11 Of The Bankruptcy Code, dated as of March 3, 2003 (the "Impac Plan") was entered by this Court on April 24, 2003 (the "Confirmation Order"); and

         WHEREAS, it is the Impac Debtors' responsibility to inform the Court of the progress made toward (i) consummation of the Impac Plan under 11 U.S.C.
Section 1101(2); (ii) entry of a final decree under Rule 3022 of the Federal Rules of Bankruptcy Procedure; and (iii) case closing under 11 U.S.C.Section350; it is therefore

         ORDERED that the Impac Debtors or such other party as the Court may direct (the "Responsible Party") shall comply with the following:


         (1) Periodic Status Reports. Subject to the requirements set forth in paragraph 5 of this Order and 11 U.S.C.Section1106(a)(7), the Responsible Party shall file, within 45 days after the date of this Order, a status report detailing the actions taken by the Responsible Party and the progress made toward the consummation

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(1) From time to time during the chapter 11 cases, the Impac Debtors have been referred to as the "CCA Debtors." These terms are synonymous for all purposes.


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         of the Impac Plan. Reports shall be filed thereafter every January
         15th, April 15th, July 15th and October 15th until a final decree has been entered.

         (2) Notices. The Responsible Party shall mail a copy of the Confirmation Order and this Order to counsel for the Committee and all parties who have filed a notice of appearance with the Court in these Chapter 11 cases.

         (3) Clerk's Charges and Report Information. Within 15 days of the date of this Order, the Responsible Party shall submit a written request to the Clerk to obtain the amount of any notice and excess claim charges. The amount shall be paid in full not later than May 21, 2003.

         (4) Closing Report and Final Decree. Within 15 days following the distribution of any deposit required by the Impac Plan, or, if no deposit was required, upon the payment of the first distribution to all creditors as required by the Impac Plan, the Responsible Party shall file a closing report in accordance with Local Bankruptcy Rule 3022-1 and an application for a final decree.

         (5) Case Closing. Unless the Court orders otherwise, the Responsible Party shall submit the information described in paragraph 4 herein, including a final decree closing the case, within twelve (12) calendar months from the date of the Confirmation Order, which time may be extended at the option of the Impac Debtors for an additional six month period provided notice of such option is filed with the Court. If the Responsible Party fails to comply with this Order, the Clerk shall so inform the Judge and an order to show cause may be issued.

Dated: April 24, 2003
       New York, New York

                                          /s/Burton  R.  Lifland
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                                          HONORABLE  BURTON  R.
                                          LIFLAND UNITED STATES BANKRUPTCY JUDGE



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